UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

AMPEX CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	0-20292	13-3667696
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1228 Douglas Avenue

Redwood City, California 94063-3117

(Address and zip code of principal executive offices)

Registrant’s telephone number, including area code:

(650) 367-2011

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement; Item 1.03. Bankruptcy or Receivership.

On June 30, 2008, Ampex Corporation (the “Company”) and certain of its U.S. subsidiaries (together with the Company, the “Debtors”) entered into a letter agreement dated June 24, 2008 with certain of their creditors amending the Plan Support Agreement previously filed with the United States Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The letter agreement extends until August 15, 2008 the deadline to hold the confirmation hearing for the Debtors’ chapter 11 Plan of Reorganization (the “Plan”). There are a number of risks and uncertainties relating to confirmation of the Plan and the bankruptcy process generally. Accordingly, there can be no assurance that the Plan will be confirmed by the extended deadline or that the Debtors will be able to satisfy all of the other conditions of the Plan Support Agreement. A copy of the amendment is attached as Exhibit 10.1 to this report and is incorporated herein by reference.

Forward-Looking Statements

This report (including the exhibits hereto), may contain predictions, projections and other statements about the future that are intended to be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company’s actual results, performance or achievements, or industry results, to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. Such risks, uncertainties and other important factors include, but are not limited to, those described in the Company’s 2007 Annual Report on Form 10-K and its Quarterly Reports on Form 10-Q, as well as the following: the effects of the Company’s chapter 11 filing on the Company and the interests of its various creditors, equity holders and other constituents; Bankruptcy Court rulings in the chapter 11 case and the outcome of the proceeding in general; the length of time the Company will operate under the chapter 11 proceeding; the risks that the conditions and deadlines for confirmation of the chapter 11 plan of reorganization will be satisfied; increased legal costs related to the chapter 11 case and other litigation; the Company’s ability to maintain contracts that are critical to its operations, to obtain and maintain normal terms with customers, suppliers and service providers and to retain key executives, managers and employees; the Company’s ability to manage costs, maintain adequate liquidity, maintain compliance with debt covenants and continue as a going concern; the risk that the chapter 11 case could be converted into a chapter 7 liquidation; and the risks related to trading in the Company’s common stock, which was delisted from Nasdaq, and which the Company expects will be canceled upon emergence from chapter 11. These forward-looking statements speak only as of the date of this report, and the Company disclaims any obligation or undertaking to update such statements. In assessing forward-looking statements contained in this report, readers are urged to read carefully all such cautionary statements.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Letter agreement dated June 24, 2008 amending the Plan Support Agreement.

[SIGNATURE PAGE FOLLOWS]

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMPEX CORPORATION

By:	/s/ Joel D. Talcott
Joel D. Talcott
Vice President and Secretary

Date: July 2, 2008

EXHIBIT INDEX

Exhibit Number	Description
10.1*	Letter agreement dated June 24, 2008 amending the Plan Support Agreement.

*	Filed herewith.